GRANITESHARES ETF TRUST

GRANITESHARES FUND	NYSE ARCA, INC. TICKER SYMBOL
GRANITESHARES XOUT U.S. Large Cap ETF	XOUt

SUPPLEMENT DATED March 24, 2020

TO THE PROSPECTUS and statement of additional information,

each dated september 24, 2019

GraniteShares XOUT U.S. Large Cap ETF (the “Fund”), a series of GraniteShares ETF Trust, is updating its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the Fund will continue to track the XOUT U.S. Large Cap Index (the “Index”) even if the Fund becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.

Accordingly, the following changes to the Summary Prospectus, Statutory Prospectus, and SAI are effective immediately:

●	On page 3 of the Prospectus and page 3 of the Summary Prospectus, the sentence starting with “The Fund is diversified…” is replaced by:

The Fund may become “non-diversified,” as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index that the fund aims to track.

●	Under the section “Principal Risks of the Fund” starting on page 3 of the Prospectus and page 3 of the Summary Prospectus, the following paragraph is added:

Non-Diversification Risk. To the extent that the Fund becomes non-diversified as necessary to approximate the composition of the Index, it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the Fund’s investments, and the Fund may experience increased volatility.

●	On page 1 of the SAI, in the first paragraph under the heading “General Information About the Trust and the Fund”, the sentence “The Fund is a diversified series of a management investment company under the 1940 Act” is replaced by:

The Fund may become “non-diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index that the Fund aims to track. A fund that becomes a non-diversified mutual fund means that a relatively high percentage of assets of the fund may be invested in the obligations of a limited number of issuers. The value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to be diversified in approximately the same proportion as its Index. In addition, the Fund intends to diversify its investments to the extent required to qualify as a “regulated investment company” under Subchapter M of the Code.

●	On page 4 of the SAI, the text under the heading “Diversification”, is changed to the following:

The Fund may become “non-diversified,” as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index that the Fund aims to track.

●	Under the heading “Investment Restrictions” on page 12 of the SAI, the following paragraph is added after the paragraph starting with “Concentrate its investment…”:

The Fund may become “non-diversified,” as defined in the 1940 Act, with respect to investments in an issuer or several issuers to the extent necessary to approximate the composition of the Index the fund aims to track to the extent permitted by law or regulatory relief.

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus or SAI, as applicable.

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Investors Should Retain This Supplement for Future Reference